Quarterly Holdings Report
for

Fidelity® Variable Insurance Products:

Communication Services Portfolio

March 31, 2019

VTELP-QTLY-0519
1.856921.111

Schedule of Investments March 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Diversified Telecommunication Services - 9.5%
Alternative Carriers - 3.5%
CenturyLink, Inc.	16,300	$195,437
Cogent Communications Group, Inc.	5,663	307,218
Iliad SA	1,968	197,581
Iridium Communications, Inc. (a)	27,263	720,834
ORBCOMM, Inc. (a)	17,531	118,860
Vonage Holdings Corp. (a)	28,200	283,128
Zayo Group Holdings, Inc. (a)	8,500	241,570
		2,064,628
Integrated Telecommunication Services - 6.0%
AT&T, Inc.	39,718	1,245,556
Atn International, Inc.	2,100	118,419
Cincinnati Bell, Inc. (a)	14,707	140,305
Masmovil Ibercom SA (a)	24,100	509,324
Verizon Communications, Inc.	25,600	1,513,728
		3,527,332

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		5,591,960

Entertainment - 24.3%
Interactive Home Entertainment - 11.0%
Activision Blizzard, Inc.	58,100	2,645,293
Electronic Arts, Inc. (a)	21,200	2,154,556
Take-Two Interactive Software, Inc. (a)	11,800	1,113,566
Zynga, Inc. (a)	99,100	528,203
		6,441,618
Movies & Entertainment - 13.3%
Lions Gate Entertainment Corp. Class B	11,800	178,180
Live Nation Entertainment, Inc. (a)	2,500	158,850
Netflix, Inc. (a)	7,810	2,784,734
The Walt Disney Co.	35,823	3,977,428
World Wrestling Entertainment, Inc. Class A	8,300	720,274
		7,819,466

TOTAL ENTERTAINMENT		14,261,084

Hotels, Restaurants & Leisure - 1.5%
Casinos & Gaming - 1.5%
Sea Ltd. ADR (a)	37,400	879,648
Interactive Media & Services - 41.7%
Interactive Media & Services - 41.7%
Alphabet, Inc. Class A (a)	11,990	14,110,910
Facebook, Inc. Class A (a)	44,400	7,401,036
Match Group, Inc.	4,000	226,440
Momo, Inc. ADR	26,700	1,021,008
TripAdvisor, Inc. (a)	4,600	236,670
Twitter, Inc. (a)	39,000	1,282,320
Zillow Group, Inc. Class A (a)	5,200	177,840
		24,456,224
Internet & Direct Marketing Retail - 1.2%
Internet & Direct Marketing Retail - 1.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	3,700	675,065
Media - 17.0%
Broadcasting - 3.3%
Discovery Communications, Inc. Class C (non-vtg.) (a)	23,500	597,370
Fox Corp. Class B (a)	6,533	234,404
Liberty Media Corp.:
Liberty Media Class A (a)	25,900	881,636
Liberty SiriusXM Series A (a)	5,300	202,354
		1,915,764
Cable & Satellite - 12.3%
Altice U.S.A., Inc. Class A	10,845	232,951
Charter Communications, Inc. Class A (a)	1,700	589,747
Comcast Corp. Class A	72,200	2,886,556
DISH Network Corp. Class A (a)	9,200	291,548
GCI Liberty, Inc. (a)	14,382	799,783
Liberty Broadband Corp. Class A (a)	13,100	1,200,484
Liberty Global PLC Class C (a)	37,400	905,454
Liberty Latin America Ltd. Class C (a)	12,336	239,935
Sirius XM Holdings, Inc.	9,360	53,071
		7,199,529
Publishing - 1.4%
The New York Times Co. Class A	25,000	821,250

TOTAL MEDIA		9,936,543

Wireless Telecommunication Services - 3.5%
Wireless Telecommunication Services - 3.5%
Boingo Wireless, Inc. (a)	10,300	239,784
T-Mobile U.S., Inc. (a)	26,228	1,812,355
		2,052,139
TOTAL COMMON STOCKS
(Cost $51,396,624)		57,852,663

Money Market Funds - 0.9%
Fidelity Cash Central Fund, 2.48% (b)
(Cost $501,128)	501,028	501,128
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $51,897,752)		58,353,791
NET OTHER ASSETS (LIABILITIES) - 0.4%		256,923
NET ASSETS - 100%		$58,610,714

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,895
Fidelity Securities Lending Cash Central Fund	127
Total	$4,022

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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